UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)      August 29, 2011 (August 24, 2011)
Princeton National Bancorp, Inc.

(Exact name of registrant as specified in its charter)
Delaware

(State or other jurisdiction of incorporation)

0-20050	36-3210283

(Commission File Number)	(IRS Employer Identification No.)

606 South Main Street
Princeton, Illinois	61356

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code      (815) 875-4444
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On August 24, 2011, Princeton National Bancorp, Inc. (the “Company”) announced the appointment of Cindy Kurkowski as a director of the Company. Ms. Kurkowski is a resident of Peru, Illinois and is currently the President of Malcolm Group, Inc. Subject to the approval of the Office of the Comptroller of the Currency, the Company also anticipates that she will be named to the board of directors of the Company’s wholly-owned subsidiary, Citizens First National Bank, as well.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRINCETON NATIONAL BANCORP, INC. (Registrant)
By:	/s/Thomas D. Ogaard
Thomas D. Ogaard, President and
Chief Executive Officer

Dated: August 29, 2011